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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                November 17, 2006


              Bayview Financial Mortgage Pass-Through Trust 2006-C
                                (Issuing Entity)

                    Bayview Financial Securities Company, LLC
              (Exact Name of Depositor as Specified in its Charter)

                             Bayview Financial, L.P.
               (Exact Name of Sponsor as Specified in its Charter)

                    Bayview Financial Securities Company, LLC
             (Exact Name of Registrant as Specified in its Charter)

              Delaware                  333-131460                56-2336517
              ---------                 ----------                ----------
(State or Other Jurisdiction            (Commission           (I.R.S. Employer
      Of Incorporation)                File Number)          Identification No.)



4425 Ponce de Leon Boulevard, 4th Floor
         Coral Gables, Florida                                     33146
----------------------------------------                         ----------
    (Address of Principal Executive                              (Zip Code)
               Offices)

       Registrant's telephone number, including area code: (305) 341-5632


                                    No Change
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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         Item 8.01.  Other Events

         McKee Nelson LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-131460) in connection with various transactions. Legal opinions by McKee Nelson LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1,
Exhibit 8.1 and Exhibit 23.1.

         Item 9.01.  Financial Statements and Exhibits

         (a) Not applicable.

         (b) Not applicable.

         (c) Not applicable.

         (d) Exhibits:

             5.1      Opinion of McKee Nelson LLP as to legality
                      (including consent of such firm).

             8.1 Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

             23.1     Consent of McKee Nelson LLP (included in Exhibit 5.1).


                                       2
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BAYVIEW FINANCIAL SECURITIES COMPANY, LLC



                                   By:
                                        ----------------------------------------
                                        Name: Jason Somerville
                                        Title:   Vice President



Dated:
       -------------------------------------



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                                  EXHIBIT INDEX



Exhibit No.                             Description
-----------                             -----------


     5.1          Opinion of McKee Nelson LLP as to legality
                  (including consent of such firm).

     8.1 Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

    23.1          Consent of McKee Nelson LLP (included in Exhibit 5.1).